SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]         Filed by party other than the registrant [_]

Check the appropriate box:
[ ] Preliminary proxy statement        [X] Definitive proxy statement
[ ] Definitive additional materials    [ ] Soliciting material pursuant to
                                           Rule 14a-11(c) or Rule 14a-12


                          LIFESTREAM TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)
                          LIFESTREAM TECHNOLOGIES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6j(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(45) and 0-11
[X] No fee required
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transactions applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4) Proposed maximum aggregate value of transaction:
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount previously paid:
         (2) Form, schedule or registration statement no.:
         (3) Filing party:
         (4) Date filed:

                          LIFESTREAM TECHNOLOGIES, INC.
                         510 CLEARWATER LOOP, SUITE 101
                              POST FALLS, ID 83854

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 9, 1999


TO THE STOCKHOLDERS OF LIFESTREAM TECHNOLOGIES, INC.

PLEASE TAKE NOTICE that the 1999 Annual Meeting of Stockholders of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), will be held at Templin's Resort located at 414 East First Avenue, Post Falls, Idaho, on December 9 at 8:30 A.M., Local Time, or at any and all adjournments thereof, for the following purposes:

         1. To elect two (2) members to the Company's Board of Directors to hold office until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified; and

         2.     To ratify the appointment of independent auditors; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Proxy Statement dated October 22, 1999 is attached.

The Board of Directors has fixed the close of business on October 5, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The financial statements of the Company for the fiscal year ended June 30, 1999 are contained in the accompanying Transition Report on Form 10-KSB. The Transition Report does not form any part of the material for the solicitation of proxies. Stockholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy.



                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    /s/ Christopher Maus
                                    ----------------------------------------
                                    Christopher Maus, Chairman of the Board,
                                    Chief Executive Officer, and President


Post Falls, Idaho
October 22, 1998

         THIS IS AN IMPORTANT MEETING, AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                          LIFESTREAM TECHNOLOGIES, INC.
                         510 Clearwater Loop, Suite 101
                              Post Falls, ID 83854

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), of proxies for use at the 1999 Annual Meeting of Stockholders ("Annual Meeting") to be held at Templin's Resort located at 414 East First Avenue, Post Falls, Idaho, on December 9, 1999, at 8:30 A.M., Local Time, or at any and all adjournments thereof. The cost of this solicitation will be borne by the Company. Directors, officers and employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Transition Report on Form 10-KSB of the Company for the six months ended June 30, 1999 ("Fiscal 1999"), is being mailed together with this Proxy Statement and form of Proxy. The date of mailing of this Proxy Statement and form of Proxy is approximately October 29, 1999.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         In accordance with the Bylaws of the Company, the Board of Directors has fixed the close of business on October 5, 1999, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. A stockholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders of the Company at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a stockholder may have given a proxy, such stockholder may nevertheless attend the meeting, revoke the proxy and vote in person. The election of the directors nominated requires the affirmative vote of a plurality of the shares of the Company's Common Stock voting at the Annual Meeting in person or by proxy, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws.

         As of October 5, 1999, the record date for determining the stockholders of the Company entitled to vote at the Annual Meeting, approximately 14,566,161 shares of the common stock of the Company, $.001 par value ("Common Stock"), were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on the approval of the Amendment to the Company's Certificate of Incorporation to increase the Company's authorized Common Stock. Abstentions and broker non-votes have no effect for the election of directors or the ratification of the Company's auditors.

                          SECURITY OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT (1)

         The following table sets forth certain information regarding the Company's Common Stock beneficially owned as of October 5, 1999 by (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more the Company's Common Stock on the record date; (ii) each of the Company's Officers and Directors; and (iii) all Officers and Directors (and nominees) as a group. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Except as Otherwise indicated, the business address for the persons set forth below is 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854. As of October 5, 1999 there were 14,566,161 shares of Common Stock of the Company outstanding.


                                              Shares                           Total
Name and Address                           Beneficially       Option         Beneficial         Percent of
Of Beneficial Owner                           Owned           Grants       Ownership (1)        Class (2)
-------------------                           -----           ------       -------------        ---------

Christopher Maus                            2,633,450         200,000         2,833,450 (3)        19.45%

Michael Crane                                 284,194               0           284,194 (4)         1.95%

William Gridley                                18,000          20,000            38,000 (5)  Less than 1%

Robert Boyle                                  101,700          35,000           136,700 (6)  Less than 1%

Brett Sweezy                                   95,229          25,000           120,229 (7)  Less than 1%

Edward Kalin                                   28,800          39,350            68,150 (8)  Less than 1%

Jackson Connolly                               61,000          55,403           116,403 (9)  Less than 1%

---------------------------------------------------------------------------------------------------------


Total of all Officers and Directors         3,222,373         374,753         3,597,126            24.70%
===================================        ==========        ========        ==========           ======


Other Beneficial Owners
-----------------------

Timothy Mathers                             1,500,750               0         1,500,750            10.30%

--------------------------
(1) Based upon information furnished to the Company by the principal security holders or obtained from the stock transfer books of the Company. Other than indicated in the notes, the Company has been informed that such persons have sole voting and dispositive power with respect to their shares.

(2)  Based on 14,566,161 shares of Common Stock outstanding as of October 5,
     1999.

(3) Mr. Maus is Chairman, President, Chief Executive Officer, and a Director of the Company and Chairman of the Board of Directors of the Company. Includes
     (i) 200,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Maus on April 10, 1998 and exercisable for a period of five years thereafter at an exercise price of $1.25 per share. Includes 18,000 shares granted at 2,000 shares per month to Directors for their Board of Director duties.

(4) Michael Crane is a director of the Company. Includes 18,000 shares granted at 2,000 shares per month to Directors for their Board of Director duties.

(5) Mr. Gridley is a director of the Company. Includes 18,000 shares granted at 2,000 shares per month to Directors for their Board of Director duties. Includes 20,000 shares of stock issuable upon the exercise of options granted to Mr. Gridley on February 1, 1996, which options are exercisable through February 1, 2000 at an exercise price of $.20 per share. Such options were granted Mr. Gridley upon being elected to the Board of Directors of the Company.

(6) Mr. Boyle is a director of the Company. Includes (i) 10,000 shares of stock issuable upon the exercise of options granted to Mr. Boyle on February 1, 1996, which options are exercisable through February 1, 2000 at an exercise price of $.20 per share. Such options were granted Mr. Boyle upon being elected to the Board of Directors of the Company; and (ii) 25,000 of Common Stock issuable upon the exercise of options exercisable through July 20, 2009 at a price of $1.25 per share. Options were issued on June 20, 1999, in exchange for services in 1998.

(7) Mr. Sweezy is the Chief Financial Officer of the Company. Includes 25,000 of Common Stock issuable upon the exercise of options exercisable through July 20, 2009 at a price of $1.25 per share. Options were issued on June 20, 1999, in exchange for services in 1998.

(8) Mr. Kalin is Vice President - Sales. Includes 18,000 shares of common stock purchased under employment agreement as well as 18,000 share Company match as part of Mr. Kalin's employment agreement. Includes 20,000 shares of Common Stock issuable upon the exercise of options exercisable through June 1, 2008 at a price of $1.25 per share also issued in conjunction with employment agreement signed on June 1, 1998. Includes 9,900 of Common Stock issuable upon the exercise of options exercisable through April 9, 2009 at a price of $1.25 per share. Includes 9,450 of Common Stock issuable upon the exercise of options exercisable through June 30, 2009 at a price of $.98 per share, issued as a 90-day stay bonus on June 30, 1999.

(9) Mr. Connolly is Vice President - Development. Includes 20,000 shares of Common Stock issued in exchange for services in 1996. Includes 50,000 shares of Common Stock issuable upon the exercise of options exercisable through April 9, 2009 at a price of $1.25 per share also issued in conjunction with employment agreement signed on 4/9/99. Includes 5,403 of Common Stock issuable upon the exercise of options exercisable through June 30, 2009 at a price of $1.25 per share, issued as a 90-day stay bonus on June 30, 1999.

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten (10%) percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten (10%) stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         All current officers, directors or ten percent shareholders have filed the reports required by Section 16 of the Exchange Act as of October 5, 1999.

                              ELECTION OF DIRECTORS

         The Board of Directors is responsible for the overall affairs of the Company. Two individuals have been nominated to serve as Directors for the ensuing two years or until their successors shall have been duly elected and qualified. Management does not contemplate that any of the nominees named in the table will be unable, or will decline, to serve; however, if any of the nominees are unable to serve or decline to serve, the persons named in the accompanying proxy may vote for another person, or persons, in their discretion. The following table sets forth certain information with respect to each nominee for election to the Board of Directors, including their current positions with the Company. A summary of the background and experience of each nominee is set forth in the paragraphs following the table.

Nominees For Election
---------------------
                                             Current Position with
Name                       Age                    the Company
----                       ---                    -----------
Robert Boyle               55                Secretary, Treasurer and Nominee

William Gridley            70                Nominee for Director

         ROBERT BOYLE, joined LFST as the Company's Secretary and Treasurer in June of 1999, with more than 30 years of accounting and financial experience. Prior to joining the LFST board, Boyle served for 15 years as President of Boyle and Stroll, CPAs specializing in taxation, business acquisitions and sales on behalf of a wide variety of clients. Boyle's background also includes seven years with KPMG Peat Marwick in Southern California working as an auditor and tax manager, followed by several years as an independent consultant in the San Francisco Bay Area.

         WILLIAM GRIDLEY has been a Director of the Company since April 16, 1997. From 1993 to 1996, Mr. Gridley served as president and chief executive officer of Hymedix, Inc., a polymer chemicals company. Since 1997, Mr. Gridley has also served as the chairman of the board of directors of Hymedix, Inc.

         Upon being elected to the Board of Directors, individual directors will receive 2,000 shares per month or an aggregate of 24,000 shares of the Company's Common Stock as compensation for their services as directors. Officers of the Company appointed by the Board of Directors receive the same number of shares as compensation in addition to any other compensation set forth herein. See "Executive Compensation."


                     THE BOARD OF DIRECTORS RECOMMENDS THAT
            STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR
                           DIRECTORS SET FORTH ABOVE.


MANAGEMENT

The directors and executive officers of the Company are:

NAME                        AGE         TITLE
----                        ---         -----

Christopher Maus            46          Chief Executive Officer, President
                                        and Chairman

Robert Boyle                54          Director, Secretary and Treasurer

Michael Crane               43          Director

William Gridley             70          Director

Brett Sweezy                34          Chief Financial Officer

Edward Kalin                51          V.P. Sales

Jackson Connolly            50          V.P. of Operations

CHRISTOPHER MAUS has been Chief Executive Officer, President and a Director of the Company since its reorganization in February of 1994, except for a brief period in 1999 in which Mr. Maus served only as Chairman of the Board. From 1989 to 1994, Mr. Maus was a partner in the Lifestream Development Partnership engaged in product research and development and various pre-marketing and pre-production actions necessary to establish the basis for the Cholestron device.

MICHAEL CRANE has been a Director of the Company since June 1998. Since 1993, Mr. Crane has served as Chairman of the Board of Directors of Lochnau, Inc., a private investment company.

BRETT SWEEZY has been Chief Financial Officer since June 1999. From 1996 to 1999, Mr. Sweezy served as chief financial officer and treasurer of Secured Interactive Technologies, Inc. Mr. Sweezy has been President of a North Idaho public accounting firm since 1995.

EDWARD KALIN has been Vice President of Sales since June 1998. Previously, Mr. Kalin served for three years as regional sales manager/special markets for Colgate Oral Pharmaceuticals.

JACKSON CONNOLLY has been Vice President of Operations since January 1998, from January 1997 to December 1997, Mr. Connolly served as director of operations. Prior to 1997 Mr. Connolly was Senior Sales Engineer at Advanced Input Devices.

There is no family relationship between any of the officers and directors.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established two standing committees: an Audit Committee and a Compensation Committee.

AUDIT COMMITTEE: The Audit Committee consists of three directors who are not employees of the Company. Currently Robert Boyle and William Gridley serve as members of the Audit Committee. The Audit Committee met three times during the period beginning June 18, 1998 and ending July 20, 1999. The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors, to review the plan and scope of any audit of the Company's financial statements and to review the Company's significant accounting policies and other related matters.

COMPENSATION COMMITTEE: The Compensation Committee currently consists of two directors who are not employees of the Company. Michael Crane and William Gridley serve as members of the Compensation Committee. The Compensation Committee met six times during the period beginning June 18, 1998 and ending July 20, 1999. The functions of the Compensation Committee are to make recommendations to the Board of Directors regarding the compensation of executive officers and to administer the Company's Equity Incentive Plan and Stock Option Plan for Non-Employee Directors. It also makes recommendations to the Board of Directors with respect to the compensation of the Chairman of the Board of Directors and the Chief Executive Officer and approves the compensation paid to other senior executives.

During the period beginning June 18, 1998 and ending July 20, 1999 the Board met a total of fifteen times. Each incumbent director attended more than 90% of the meetings of the Board of Directors.

                             EXECUTIVE COMPENSATION

       Below is the aggregate annual remuneration of each of the highest paid persons who are officers or directors of the Company during the Company's last three calendar years ending on December 31, 1999, 1998, and 1997 and the Company's fiscal year ending on June 30, 1999.


                                              Summary Compensation Table

                                                Annual Compensation                                     Long Term Compensation
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Awards                     Payouts
                                                                                  --------------------------------------------------
                                                                                                  Securities
                                                                       Other        Restricted    Underlying                All
Name and                                                              Annual          Stock         Options     LTIP       Other
Principal Position               Year    Salary        Bonus        Compensation      Awards         /SARs    Payouts   Compensation
------------------------------------------------------------------------------------------------------------------------------------
Christopher Maus                 1999    $120,000       $69,455(3)       $0            -0-              -0-       -0-         -0-
Chairman, Chief Executive        1998     $77,900(1)   $100,000(1)       $0            -0-         400,000(4)     -0-     18,000(5)
Officer, President and Director  1997    $100,000(2)         $0          $0            -0-              -0-       -0-         -0-

Gerald Tschikof                  1999     $37,500(6)         $0          $0        10,000(6)        40,000(6)     -0-      6,000(5)
                                 1998     $50,000(7)         $0          $0        20,000(9)            -0-       -0-      8,000(5)

Edward Kalin                     1999    $105,000            $0          $0            -0-          19,350        -0-         -0-
Vice President                   1998     $61,300(8)         $0          $0        18,000(9)        20,000        -0-         -0-

----------------------

(1) In March 1996, the Company executed an employment contract with Mr. Maus. As such Mr. Maus was entitled to a salary of $100,000 per year. Additionally, in connection with a 1994 agreement, the Company paid Mr. Maus a $100,000 bonus in July 1998 for successful completion of the private placement stock offering completed in May 1998.
(2) Mr. Maus was entitled to a salary of $100,000 per year. Mr. Maus elected to waive the salary for 1997 (expense was recorded with an offset to contributed capital.)
(3) Mr. Maus received a Bonus of $69,455 on June 30, 1999 which offset his Promissory Note Receivable owed to the Company.
(4) Includes (i) 200,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Maus on April 10, 1998 and exercisable for a period of five years thereafter at an exercise price of $1.25 per share. Includes
     (i) 100,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Maus on April 10, 1998 which options are exercisable based upon the successful launch of Cholestron at an exercise price of $3.00 per share any time prior to April 10, 2006; and (ii) 100,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Maus on April 10, 1998 which options are exercisable upon the Company achieving $1,000,000 in net profits at an exercise price of $5.00 per share any time prior to April 10, 2006.
(5)  Shares issued for Board of Director Services
(6) Actual cash compensation paid to March 31, 1999. Mr. Tschikof resigned effective March 31, 1999 as the Company's President, Chief Executive Officer and Director. Included as part of Mr. Tschikof's severance package was a stock grant of 10,000 shares of common stock and 40,000 shares of common stock issuable upon the exercise of options granted on April 9, 1999 and exercisable until April 9, 2004 at a price of $1.25.
(7)  Actual cash compensation was based on a start date of September 1, 1998.
(8)  Actual cash compensation was based on a start date of June 1, 1998.
(9)  Matching shares from employment agreements

EMPLOYMENT AGREEMENTS

         On April 9, 1999, the Company executed employment agreements with substantially all of its employees. The employment agreements contain terms, which specify a reduced salary for a 90 day period and grant the employees options to purchase 92,600 shares of the Company's common stock at a per share price of $1.25. At conclusion of this 90 day period, employees who remain in the employment of the Company will receive a cash bonus based on a percentage of the employee's annualized salary, totaling, in aggregate approximately $75,000. If the Company cannot pay the bonus, then the employees would be entitled to receive options to purchase, in aggregate, 74,000 shares of the Company's common stock at the market price. Finally, the employment agreement contains terms, which, at the option of the Company, permit the Company to buy back any shares of stock acquired by the employee upon initial employment.

         As of July 1, 1999, all employees were returned to their regular salary amounts following a 90 day reduced salary period. Because the Company was unable to pay 90-day stay bonus, the employees were issued stock option agreements to purchase, in aggregate, 74,000 shares of the Company's common stock at the market price.

OPTION EXERCISES AND HOLDINGS

Stock Option Plan:
------------------
                          Lifestream Technologies, Inc.
                             1993 Stock Option Plan

The Company has reserved 600,000 shares of its Common Stock for issuance upon the exercise of options to be granted or available for grant under an Incentive Stock Option Plan ("ISOP".) Options granted under the ISOP fall within the meaning and conform to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code".) Under the terms of the ISOP, all officers, employees, consultants, and advisors of the Company will be eligible for ISOs. The Board of Directors will determine in its discretion which persons will receive ISOs, the applicable vesting provisions, the exercise term thereof. The terms and conditions of each option grant may differ and will be set forth in the optionee's individual incentive stock option agreement. As of October 5, 1999, the Company has currently not issued any shares under the ISOP.

                          Lifestream Technologies, Inc.
                             1998 Stock Option Plan

Under the 1998 Plan, the Company has reserved 2,000,000 shares of Common Stock for issuance pursuant to options or stock appreciation rights granted under the 1998 Plan. The 1998 Plan will be administered by either the Board of Directors, or a committee of the Board of Directors, of the Company, including, without limitation, the selection of the persons who will be granted Options under the 1998 Plan, the type of Options to be granted, the number of shares and the Option price. The terms and conditions of each option grant may differ and will be set forth in the optionee's individual incentive stock option agreement. Officers, directors, key employees and consultants of the Company and its subsidiaries are eligible to receive Non Qualified Stock Options under the 1998 Plan. Only officers, directors and employees of the Company who are employed by the Company or by any subsidiary thereof are eligible to receive Incentive Stock Options.

                                        Option/SAR Grants in Last Fiscal Year

                          Number of Securities   Percent of Total
                          Underlying             Option/SARs Granted
                          Option/SARs Granted    to Employees in
                          (#)                    Fiscal Year            Exercise of Base
Name                                                                    Price ($/Share)        Expiration Date
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Gerald Tschikof           40,000                   8.94%                $1.25                    4/09/04
Edward Kalin              19,350                   4.30%                $1.25                    6/30/99



                                 Aggregated Option/SAR Exercises in Last Fiscal Year
                                         and FY/End Option/SAR Values



                                                                        Number of Securities
                                                                             Underlying           Market Value of
                                                                          Option/SARs at FY      Option/SARs at FY
                           Shares Acquired on            Value          End (#) Exercisable/   End (#) Exercisable/
Name                           Exercise(#)             Realized             Unexercisable          Unexercisable
                                                          ($)
------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Christopher Maus                  -0-                   $0                 200,000/200,000       $187,500/$187,500
Gerald Tschikof                   -0-                   $0                    40,000/0               $37,500/0
Edward Kalin                      -0-                   $0                    39,350/0               $36,890/0


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Christopher Maus, Chairman of the Board of Directors and a Director of the Company received cash advances from the Company which were formalized into a promissory note executed in favor of the Company by Mr. Maus on December 31, 1995. The note matures upon demand by the Company and bears interest at 8% per annum. On June 30, 1999, the Company authorized a bonus to Mr. Maus of $69,455 which was offset against the outstanding promissory note. The outstanding balance of the promissory note was $25,531, $97,090 and $79,104 at June 30, 1999, December 31, 1998 and 1997, respectively.

During 1999 and 1998, the Company advanced funds totaling $32,035 and $91,282 to Secured Interactive. Advances under the note accrue interest at a rate of 8% and have no stated maturity date. Interest accrued on the note totaled $76,005 and $2,334 at June 30, 1999 and December 31, 1998. The Company also paid certain direct expenses and shared certain facilities and resources with Secured Interactive. As of June 30, 1999 and December 31, 1998, $416,372 and $289,416 was owed by Secured Interactive to the Company as the agreed-upon estimate of the fair value of the benefits received.

The Company and Messrs. Maus, Boyle, Crane, Connolly, and Sweezy are shareholders of Secured Interactive. On September 1, 1999 the Company completed the acquisition of Secured Interactive by effectuating a merger whereby the stockholders of Secured Interactive received one share of the Company's common stock for each share of Secured Interactive common stock owned by such stockholder. The Company issued a total of 1,944,000 shares of common stock to the stockholders of Secured Interactive.


                      APPOINTMENT OF THE COMPANY'S AUDITORS

         The Board of Directors has approved and recommends the appointment of BDO Seidman LLP as independent auditors of the Company for the fiscal year ended June 30, 2000. Although the Board of Directors of the Company is submitting the appointment of BDO Seidman LLP for stockholder approval, it reserves the right to change the selection of BDO Seidman LLP as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval. Representatives of BDO Seidman LLP are expected to be present at the Annual Meeting.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                 VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN LLP
                     AS INDEPENDENT AUDITORS FOR THE COMPANY
                    FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON


         The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                 STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders of the Company must be received by the Company, at its principal executive offices not later than June 30, 2000 for inclusion in the Proxy Statement and Proxy relating to the 2000 Annual Meeting of Stockholders.


                  AVAILABILITY OF FORM 10-KSB TRANSITION REPORT

         A copy of the Company's Transition Report on Form 10-KSB for the six months ended June 30, 1999, has been included in this Proxy Statement, but is exclusive of certain exhibits filed therewith, including related exhibits as filed with the Securities and Exchange Commission. These exhibits are available without charge to stockholders upon request to Christopher Maus, President or Marie Hirsch, Director of stockholder relations.


                                         BY ORDER OF THE BOARD OF DIRECTORS
                                         /s/ Christopher Maus
                                         ---------------------------------------
                                         Christopher Maus, Chairman of the Board
                                         Chief Executive Officer, and President


Post Falls, Idaho    October 22, 1999

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                          This Proxy is solicited by and on behalf of the Board of Directors
                                            LIFESTREAM TECHNOLOGIES, INC.
                              Proxy - Annual Meeting of Stockholders - December 9, 1999

The undersigned,  revoking all previous  proxies,  hereby  appoint(s)  Christopher  Maus as Proxy,  with full power of substitution,  to represent and to vote all Common Stock of Lifestream Technologies,  Inc. owned by the undersigned at the Annual  Meeting of  Stockholders  to be held at Templin's  Resort  located at 414 East First  Avenue,  Post Falls,
Idaho, on December 9, 1999 at 8:30 A.M.,  including any original or subsequent  adjournment  thereof,  with respect to the  proposals  set forth in the  Notice of Annual  Meeting  and Proxy  Statement.  No  business  other  than  matters described below is expected to come before the meeting,  but should any other matter  requiring a vote of stockholders arise,  the person named herein will vote thereon in accordance  with his best  judgment.  All powers may be exercised by said Proxy.  Receipt of the notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1.  Election of Directors
               Nominees:   Robert Boyle               William Gridley
         (Instructions:  To withhold authtority to vote for any individual nominee please draw a line through that nominee's name)

               [ ]  WITHOLDING AUTHORITY to vote for all nominees listed above

2.  To ratify the appointment of independent auditors
               [ ]    FOR              [ ]     AGAINST              [ ]    ABSTAIN

The  shares  represented  by this proxy will be voted as  directed.  IF NO  SPECIFIC  DIRECTION  IS GIVEN,  THE SHARES
REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

The  undersigned  stockholder  hereby  acknowledges  receipt of the Notice of Annual  Meeting and Proxy  Statement and
hereby  revokes  any proxy or  proxies  heretofore  given.  This  proxy may be revoked at any time prior to the Annual
Meeting.  If you  received  more than one proxy  card,  please  date,  sign an  return  all cards in the  accompanying envelope.

Please sign exactly as name  appears  below.  When shares are held by joint  tenants,  both should sign.  When signing as  attorney,  executor,  administrator,  trustee,  or  guardian,  please give full title as such.  If a  corporation, please  sign in the  corporate  name by  President  or other  authorized  officer.  If a  partnership,  please sign in partnership name by authorized person.
                                                     Dated: ____________________________________________, 1999

                                                     _______________________________________________________
                                                                               Signature
                                                     _______________________________________________________
                                                                       Signature if held jointly
                                                     _______________________________________________________
                                                                            (Please print name)
                                                     _______________________________________________________
                                                                    (Number of shares subject to proxy)

                           PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
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